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                                                                   EXHIBIT 10.16

Knight/Trimark Group, Inc.
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1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

May 20, 1998

Final Draft

____________________________
SIBSON & COMPANY

830 Third Avenue
New York, NY  10022

Chicago  .  Los Angeles
Princeton .  Raleigh
Auckland  .  Johannesburg
Sydney   .  Toronto
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                          KNIGHT/TRIMARK GROUP, INC.
                          1998 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

1.   PURPOSE

The purpose of the Knight/Trimark Group, Inc., 1998 Non-Employee Director Stock Option Plan (the "Plan") is to provide long-term incentive compensation opportunities to non-employee directors of Knight/Trimark Group, Inc., (the "Company"), to help retain their services as directors, to increase their efforts on behalf of the Company, and to promote the success of the Company's business in the interest of its stockholders.

2.   DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below. Other capitalized terms shall be defined as set forth in the Plan.

     (a) "AFFILIATE" means, with respect to any individual, entity or group, any other individual, entity or group that controls, is controlled by or is under common control with, such individual, entity or group. For purposes of this definition, the term "control" (and its correlative terms) means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     (b) "OPTION AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Option.

     (c) "BENEFICIARY" means the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary

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          designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (d)  "BOARD" means the Board of Directors of the Company.

     (e)  "CHANGE IN CONTROL" means:

          (i) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of "beneficial ownership" (within the meaning of Rule 13d-3 of the Exchange
               Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either the then outstanding Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change in
               Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 2(f)) that satisfies clauses (A), (B) and (C) of such subsection;

          (ii) the following individuals cease for any reason to constitute a majority of the Company's directors then serving: individuals

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               who as of the date hereof constitute the Board (the "Initial
               Directors") and any new director (a "New Director") whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then in office who either are Initial Directors or New Directors; provided, however, that a director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of directors of the Company shall not be considered a New Director;

         (iii) the stockholders of the Company approve a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company's assets (a "Business Combination"), other than a Business Combination in which
               (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no "person" (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than twenty percent (20%) of the combined voting power of the

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               Company's then outstanding securities entitled to vote
               generally in the election of directors and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

     (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "COMPANY" means Knight/Trimark Group, Inc., or any successor corporation.

     (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (i) "FAIR MARKET VALUE" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the average of the high and low sales prices per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the high and low prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of

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          such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

     (j) "GRANTEE" means a person who is a non-employee director of the Company, and who is not an employee of any Subsidiary or Affiliate, who has been granted an Option under the Plan.

     (k) "NQSO" means any Option that is designated as a nonqualified stock option.

     (l) "OPTION" means a right, granted to a Grantee under Section 6(a) to purchase shares of Stock.

     (m) "PLAN" means this Knight/Trimark Group, Inc., 1998 Non-Employee Director Stock Option Plan, as amended from time to time.

     (n)  "STOCK" means shares of the common stock of the Company.

     (o) "SUBSIDIARY" means any corporation or other legal entity in an unbroken chain of corporations or other legal entities beginning with the Company if, at the time of granting of an Option, each of the corporations or other legal entities (other than the last corporation or other legal entities in the unbroken chain) owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other corporations or other legal entities in the chain.

3.   ADMINISTRATION

The Plan is intended to be a self-governing formula plan. The extent that questions of administration arise, they shall be resolved by the Board. The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to

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administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.

The Board may delegate to one or more of its member or to one or more agents such administrative duties as it deems advisable. No member of the Board or any person to whom it has delegated duties as aforesaid shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.   ELIGIBILITY

Only non-employee directors of the Company shall participate in the plan.

5.   STOCK SUBJECT TO THE PLAN

The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 264,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grant under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with

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Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Options.

6.   NON-EMPLOYEE DIRECTOR OPTIONS

     (a) ANNUAL OPTION GRANTS TO COMPANY DIRECTORS. Non-employee directors of the Company will be granted the Options described in clauses (i), (ii) and (iii) of this Section (a):

          (i) On the first business day following the effective date of the Plan, or such other date as determined by the Board, (the "Initial Grant Date"), each director who is a non-employee director of the Company on such date (a "Current Director") shall be granted automatically, without action by the Board, an Option to purchase [NUMBER] shares of Stock.

          (ii) Each non-employee director of the Company who is not a non-employee director at the time of the Initial Grant Date (a "New Director") will, at the time such New Director is elected to the Board for the first time by the stockholders, be granted automatically, without action by the Board, an Option to purchase [NUMBER] shares of Stock.

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          (iii) In addition, on the first business day following each annual meeting of the stockholders thereafter, each non-employee director of the Company who is continuing service as a member of the Board, will be granted automatically, without action by the Board, an Option to purchase [NUMBER] shares of Stock.

     (b) TERMS AND CONDITIONS OF OPTIONS. Options shall be subject to the following specific terms and conditions set forth below (and shall otherwise be subject to all other provisions of the Plan not in conflict with this Section). Each Option shall be evidenced by an Option Agreement containing such terms and conditions not inconsistent with the Plan as the Board shall determine:

          (i)   Each Option shall be a NQSO.

          (ii) The exercise price of Options shall be equal to the Fair Market Value of the shares of Stock subject to such Options on the date of grant.

          (iii) Options shall be exercisable as to twenty-five percent (25%) of the Stock subject thereto on the first anniversary of the date of grant, and shall become exercisable as to an additional twenty-five percent (25%) of such shares on each of the second, third and fourth anniversaries of such date of grant. Options shall be exercisable for a period of ten
                (10) years from the date of grant of such Options.

          (iv) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall not be less than the Fair Market Value of a share on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the

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                Grantee, or a combination of both, in an amount having a
                combined value equal to such exercise price. The Grantee may also simultaneously exercise Options and sell the shares of Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the Exercise Price and any applicable withholding taxes.

     (c) CHANGE IN CONTROL PROVISIONS. In the event of a Change in Control, unless otherwise determined by the Board in writing at or after the grant of an Option, but prior to the occurrence of such Change in Control, any option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested.

7.   GENERAL PROVISIONS

     (a) APPROVAL OF SHAREHOLDERS. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Options made prior to the shareholder approval mentioned herein) shall be subject to ratification by the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which ratification must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the shareholders of the Company do not ratify the Plan at a meeting of the shareholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Option Agreement entered into in connection herewith.

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     (b)  NONTRANSFERABILITY. Except as otherwise determined by the Board,
          Options shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

     (c) NO RIGHT TO CONTINUED SERVICE AS A DIRECTOR. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a non-employee director of the Company, or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Grantee's status.

     (d) TAXES. The Company is authorized to withhold from any Option granted, any payment relating to an Option under the Plan amounts of withholding and other taxes due in connection therewith, and to take such other action as the Board may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

     (e) AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which, in the opinion of counsel to the Company, requires stockholder approval, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee,

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          without such Grantee's consent, under any Option theretofore granted under the Plan.

     (f) NO STOCKHOLDER RIGHTS. A Grantee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to the Grantee or transferee for such shares.

     (g) UNFUNDED STATUS OF OPTIONS. The Plan is intended to constitute an "unfunded" plan. Nothing contained in the Plan or any Option shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

     (h) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (i)  REGULATIONS AND OTHER APPROVALS.

          (i) The obligation of the Company to sell or deliver Common Stock with respect to any Option granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

         (ii) Each Option is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any

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                state or federal law, or the consent or approval of any
                governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Common Stock, no such Option shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

          (iii) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Grantee receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

     (j) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     (k) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall take effect upon its adoption by the Board (the "Effective Date"), but the Plan (and any grants of Options made prior to the stockholder approval mentioned herein), shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote,

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          which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, such Options shall be null and void.

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